Exhibit 10.48



                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT is entered into on August 15, 2006, effective as of June 30, 2006, among STANFORD INTERNATIONAL BANK LIMITED, a bank organized under the laws of Antigua ("Stanford"), AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation ("AMLH"), TIERRA DEL SOL RESORT, INC., a Florida corporation f/k/a Sunstone Golf Resort, Inc. ("TDSR"), AMERICAN LEISURE MARKETING &
TECHNOLOGY, INC., a Florida corporation ("ALMT"), ORLANDO HOLIDAYS, INC., a Florida corporation ("OHI"), AMERICAN LEISURE, INC., a Florida corporation ("AL"), WELCOME TO ORLANDO, INC., a Florida corporation ("WTO"), AMERICAN TRAVEL & MARKETING GROUP, INC., a Florida corporation ("ATMG"), HICKORY TRAVEL SYSTEMS, INC., a Delaware corporation ("HTS"), ADVANTAGE PROFESSIONAL MANAGEMENT GROUP,
INC.,  a  Florida  corporation ("APMG"), CARIBBEAN LEISURE MARKETING LIMITED, an
Antiguan limited company ("CLM") and CASTLECHART LIMITED, a United Kingdom private limited company ("CC").

                                    RECITALS

A.   Stanford  is  the  owner  of (i) a certain Promissory Note originally dated
     December 18, 2003, in the principal amount of $6,000,000 made by AMLH, TDSR, ALMT, APMG, CLM, and CC in favor of Stanford Venture Capital Holdings, Inc., a Delaware corporation ("SVCH"), which note was assigned by SVCH to Stanford as of November 30, 2004 (the "$6,000,000 Note"), (ii) a certain Promissory Note originally dated June 17, 2004, in the principal amount of $3,000,000 made by AMLH, ALMT, OHI, AL, WTO, ATMG and HTS in favor of SVCH, which note was assigned by SVCH to Stanford as of November 30, 2004 (the $3,000,000 Note"), (iii) a certain Promissory Note originally dated December 13, 2004, in the principal amount of $1,355,000 made by AMLH, CLM and CC in favor of SVCH, which note was assigned by SVCH to Stanford as of November 30, 2004 (the "$1,355,000 Note"), (iv) a certain Promissory Note originally dated November 15, 2004, in the principal amount of $1,250,000 made by AMLH, ALMT, OHI, AL, WTO, ATMG and HTS in favor of SVCH, which note was assigned by SVCH to Stanford as of November 30, 2004 (the "$1,250,000 Note"), (v) a certain Promissory Note dated January 4, 2006, in the principal amount of $8,000,000 made by AMLH in favor of Stanford (the "$8,000,000 Note"), (vi) a certain Promissory Note dated December 28, 2005, in the principal amount of $2,100,000 made by AMLH in favor of Stanford (the "$2,100,000 Note") and (vii) a certain Promissory Note dated September 7, 2005, in the principal amount of $305,000 issued by CLM, CC and AMLH in favor of Stanford (the "$305,000 Note") (collectively, the "Promissory Notes");

B. Stanford is the guarantor on $6,000,000 stated amount letters of credit issued on December 28, 2005, for the benefit of AMLH and in favor of KeyBank (the "Letters of Credit");

D. AMLH, through its wholly-owned subsidiary CC, owns 81% of the issued and outstanding stock in CLM. CLM in turn owns 49% of the issued and outstanding stock in Caribbean Media Group, Ltd., an Antiguan limited company ("CMG"). CMG owns and operates a call center in Coolidge, Antigua;

E. AMLH has invested $5,663,174 in CLM through loans aggregating that amount as of June 30, 2006, which loans are evidenced by a promissory note from CLM to AMLH dated as of June 30, 2006, a copy of which is attached as Exhibit "A" (the "CLM Note");

F    Stanford desires to acquire all of AMLH's debt and equity interests in CLM;
     and

G. AMLH desires to sell its debt and equity interests in CLM on the terms and conditions set forth in this Agreement.

     NOW THEREFORE, in consideration of the mutual promises set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the foregoing recitals are true and correct and further agree as follow:

     1.  PURCHASE  AND  SALE  OF  STOCK  AND INDEBTEDNESS; WARRANTS. AMLH hereby
         ------------------------------------------------------

sells to Stanford, and Stanford purchases from AMLH, all of the common stock of CLM owned by AMLH, representing 81% of the issued and outstanding shares of CLM capital stock (the "CLM Shares"), and the CLM Note for an aggregate purchase price of $1 plus the investment of $5,663,174 (the "Purchase Price"). Immediately upon the execution of this Agreement, Stanford shall pay the Purchase Price as set forth in Section 2 below (including delivery of certain cancelled Promissory Notes) and AMLH will deliver to Stanford the certificates for the CLM Shares, together with a duly executed stock power transferring the certificates, and the original CLM Note endorsed in favor of Stanford. As further consideration for Stanford's purchase of the CLM Shares and CLM Note, immediately upon the execution of this Agreement, AMLH shall issue to Stanford a warrant to purchase 355,000 shares of AMLH common stock at an exercise price of $10.00 per share with an expiration date of April 30, 2008, in the form of Exhibit "B" attached.

     2.  THE  PURCHASE  PRICE.  The  Purchase  Price  is  payable  as  follows:
         --------------------

          a. Stanford forgives and permanently discharges and deems satisfied the $1,250,000 Note as well as all accrued interest and fees through June 30, 2006, which interest and fees amount to $161,342. Stanford will deliver to AMLH at closing the cancelled $1,250,000 Note.

          b. Stanford forgives and permanently discharges and deems satisfied the $2,100,000 Note as well as all accrued interest and fees through June 30, 2006, which interest and fees amount to $191,100. Stanford will deliver to AMLH at closing the cancelled $2,100,000 Note. In the event that, before the closing, Stanford receives payments relating to satisfaction of the mortgage securing payment of the $2,100,000 Note, then Stanford shall pay all such funds to AMLH at closing.

          c. Stanford forgives and permanently discharges and deems satisfied the accrued interest through June 30, 2006, on the $6,000,000 Note, which interest amounts to US$546,000.

          d. Stanford forgives and permanently discharges and deems satisfied the accrued interest through June 30, 2006, on the $3,000,000 Note, which interest amounts to US$654,080.

          e.  Stanford  forgives  and permanently discharges and deems satisfied
     $220,652 of the $331,178 interest accrued through June 30, 2006, on the $8,000,000 Note so that $110,526 in accrued interest on the Note remains outstanding as of June 30, 2006.

          f. Stanford forgives and permanently discharges and deems satisfied the accrued fees through June 30, 2006, on the $6,000,000 Letter of Credit which fees amount to US$540,000.

     3.  MODIFICATION  OF COLLATERAL. The $3,000,000 Note is secured by a pledge
         ---------------------------
of the common stock held by AMLH in ALMT, OHI, ALI, WTO, ATMG, and HTS (the "Stock Collateral"). Immediately upon execution of this Agreement, the security agreement relating to the Stock Collateral shall be amended in the form attached as Exhibit "C" so that the $1,355,000 Note and the $305,000 Note are also secured by the Stock Collateral.

     4.  RESTATED  DEBT.  Effective  as of June 30, 2006, the remaining debts of
         --------------
AMLH  and  its  affiliates  to  Stanford  are  restated  as  follows:

          a. The $6,000,000 Note, which matures December 18, 2008, with interest accruing from July 1, 2006;

          b. The $3,000,000 Note, which matures April 30, 2007, with interest accruing from July 1, 2006;

          c. The $1,355,000 Note, which matures June 30, 2007, with interest of $54,227 accrued as of June 30, 2006, and additional interest continuing to accrue from July 1, 2006;

          d. The $8,000,000 Note, which matures December 31, 2006, with interest of $110,526 accrued as of June 30, 2006, and additional interest continuing to accrue from July 1, 2006; and

          e. The $305,000 Note, which matures June 30, 2007, with interest of $17,098 accrued as of June 30, 2006, and additional interest continuing to accrue from July 1, 2006.

Notwithstanding the foregoing, the parties agree that CLM is hereby released and discharged from any and all liability under the $6,000,000 Note and the $305,000 Note.

     5.  REPRESENTATIONS AND WARRANTIES OF AMLH. AMLH warrants and represents to
         ---------------------------------------
Stanford, which representations and warranties shall be true and correct as of the effective date of this Agreement and as of closing, as follows:

          a.  Title  to Stock. AMLH will deliver to Stanford good and marketable
              ---------------
     title to the CLM Shares and CLM Note, free and clear of all liens, security interests, claims, pledges and encumbrances of any kind.

          b.  Authority.  AMLH  has  full  right,  power  and authority to sell,
              ---------
     transfer and deliver to Stanford the full legal and beneficial ownership in the CLM Shares and CLM Note and to consummate the transactions contemplated herein. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by AMLH with any of the provisions hereof will (i) result in any conflict with, breach of or default (or give rise to any right of termination, cancellation or acceleration) under any agreement, instrument or other obligation to which AMLH is a party or by which AMLH or any of its properties may be bound, or (ii) violate any order, writ, injunction, judgment, decree, law, statute, rule or regulation applicable to AMLH or any of its properties or assets.

          c.  Financial Statements. Attached as Exhibit "D" are true and correct
              --------------------
     copies of the balance sheets and income statements of CLM and CMG as of and for the year ended December 31, 2005, and as of and for the six months ended June 30, 2006 (the 'Financial Statements"). The Financial Statements are true and correct in all material respects, and there has been no material adverse change in the business, operations or financial condition of CLM or CMG from June 30, 2006, through the date of execution of this Agreement. Neither CLM nor CMG has incurred any material liabilities from June 30, 2006, through the date of execution of this Agreement.

     6. "AS IS" TRANSACTION. The parties acknowledge and understand that AMLH is
         -------------------
selling its equity and debt interests in CLM "AS IS," without recourse to AMLH, and that AMLH has not made any representation or warranty regarding CLM or its interests therein except for those representations and warranties set forth in this Agreement. Specifically, the parties acknowledge and understand that AMLH has not made any representation or warranty regarding the value of the CLM Shares or the CLM Note or the value of CLM as a going concern. The parties agree that Stanford has conducted due diligence sufficient to inform its decision to acquire the CLM Shares and the CLM Note.

     7.  CONDUCT SUBSEQUENT TO EXECUTION. Each party shall, at any time and from
         -------------------------------
time to time after execution of this Agreement upon the request of the other party, or its successors or assigns, execute, acknowledge and deliver to the other party, or its successors or assigns, such further instruments of conveyance, pledge, assignment, transfer, powers of attorney, consents and assurances and shall take such other action as such party, or its successors or assigns, may reasonably request in order to more effectively consummate the transactions contemplated herein.

     8.  MISCELLANEOUS.
         -------------

          a. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO ANY CLAIMS, CROSS CLAIMS OR THIRD PARTY CLAIMS) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTION OF THE PARTIES.

          b. Expenses. Except as otherwise provided by this Agreement, all legal
             --------
     and other costs and expenses incurred in connection with this Agreement and the transactions contemplated herein will be paid by each party as each such party incurs such expenses.

          c.  Notices.  Any  notice or other communication required or permitted
              --------
     under this Agreement will be given in writing and will be delivered by hand, by facsimile or overnight courier or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

                        If to Stanford, to:
                             c/o James M. Davis
                             6075 Poplar Avenue, Suite 300
                             Memphis, Tennessee 38119
                             Facsimile:     901-537-1615

                        With a copy to:

                             Robert B. Macaulay
                             Adorno & Yoss LLP
                             2525 Ponce de Leon Boulevard, Suite 400
                             Coral Gables, Florida 33134
                             Facsimile:     305-460-1422

                        If to AMLH, to:
                             Michael D. Crosbie, Esq.
                             Executive Vice President, General Counsel,
                             and Secretary
                             2460 Sand Lake Road
                             Orlando, Florida  32809
                             Facsimile:     407-251-8455

     Any such notice or communication will be effective and be deemed to have been given as of the date delivered, if by hand, facsimile or overnight courier, or as of the date or receipt or refusal, if mailed. Any party may change the foregoing address by giving notice to all of the other parties.

          d.  Entire  Agreement.  This  Agreement (i) constitutes the entire and
              -----------------
     exclusive agreement and understanding between the parties with respect to the subject matter hereof; (ii) will inure only to the benefit of the parties hereto, and no other person will have any rights hereunder, (iii) except as otherwise provided herein, will be binding upon the respective successors and assigns of the parties; and (iv) supersedes and revokes all prior agreements, oral or written.

          e. Applicable Law. The validity, enforcement, and construction of this
             --------------
     Agreement  will  be  governed  by  the  laws  of  the  State  of  Florida.

          f.  Binding  Arbitration. The parties will arbitrate any dispute which
              --------------------
     may arise between them with respect to or in connection with this Agreement or the prior relationship of the parties. Such dispute will be resolved in accordance with the then applicable rules of the American Arbitration Association. The award of the arbitrators will be binding on the parties, and judgment on such award may be entered in any court of competent jurisdiction. Arbitration will take place in Miami, Florida.

          g. Headings. The headings in this Agreement are solely for convenience
             --------
     of  reference  and  will  not  affect  its  interpretation.

          h.  Counterparts.  This  Agreement  may  be  executed  in  as  many
              ------------
     counterparts as may be deemed necessary or convenient, all of which taken together will constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          i. Gender, Etc. Words used herein, regardless of the number and gender
             -----------
     specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

          j. Interpretation. No provision of this Agreement is to be interpreted
             --------------
     for or against any party because that party or that party's legal representative drafted such provision.

          k.  Provisions  Separable.  The  provisions  of  this  Agreement  are
              ---------------------
     independent of and separable from each other, and no provision will be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision or provisions may be invalid or unenforceable in whole or in part.

          l. Independent Counsel. The parties acknowledge and agree that each of
             -------------------
     them has been represented by its own counsel in connection with the preparation of this Agreement.

          m. Amendments; Waivers. This Agreement may be amended or modified, and
             -------------------
     any of the terms, covenants, representations, warranties or conditions in this Agreement may be waived, only by a written instrument executed by the parties, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, in any one or more instances, will not be deemed to be nor construed as a further waiver of such condition, or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.



     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                           STANFORD INTERNATIONAL BANK LIMITED



                           By:/s/ Daniel T. Bogar
                              --------------------------------
                           Its: Senior Managing Director
                               -------------------------------
                           Name: Daniel T. Bogar
                                ------------------------------

                           AMERICAN  LEISURE  HOLDINGS,  INC.



                           By:/s/ Malcolm J. Wright
                              --------------------------------
                           Its: CEO
                              --------------------------------
                           Name: Malcolm J. Wright
                              --------------------------------


                           TIERRA DEL SOL RESORT, INC.,



                           By:/s/ Malcolm J. Wright
                              --------------------------------
                           Its: President
                              --------------------------------
                           Name: Malcolm J. Wright
                              --------------------------------


                           AMERICAN LEISURE MARKETING & TECHNOLOGY, INC.



                           By:/s/ Malcolm J. Wright
                              --------------------------------
                           Its: Director
                              --------------------------------
                           Name: Malcolm J. Wright
                              --------------------------------

                           ORLANDO HOLIDAYS, INC.



                           By:/s/ Malcolm J. Wright
                              --------------------------------
                           Its: Director
                              --------------------------------
                           Name: Malcolm J. Wright
                              --------------------------------


                           AMERICAN LEISURE, INC.



                           By:/s/ Malcolm J. Wright
                              --------------------------------
                           Its: President
                              --------------------------------
                           Name: Malcolm J. Wright
                              --------------------------------


                           WELCOME TO ORLANDO, INC.



                           By:/s/ Malcolm J. Wright
                              --------------------------------
                           Its: President
                              --------------------------------
                           Name: Malcolm J. Wright
                              --------------------------------


                           AMERICAN TRAVEL & MARKETING GROUP, INC.



                           By: /s/ Malcolm J. Wright
                              --------------------------------
                           Its: Director
                              --------------------------------
                           Name: Malcolm J. Wright
                              --------------------------------

                           HICKORY TRAVEL SYSTEMS, INC.



                           By:/s/ Michael D. Crosbie
                              --------------------------------
                           Its: Authorized Agent
                              --------------------------------
                           Name: Michael D. Crosbie
                              --------------------------------


                           ADVANTAGE PROFESSIONAL MANAGEMENT GROUP, INC.



                           By: /s/ Malcolm J. Wright
                              --------------------------------
                           Its: President
                              --------------------------------
                           Name: Malcolm J. Wright
                              --------------------------------


                           CARIBBEAN LEISURE MARKETING LIMITED



                           By: /s/ Malcolm J. Wright
                              --------------------------------
                           Its: Director
                              --------------------------------
                           Name: Malcolm J. Wright
                              --------------------------------


                           CASTLECHART LIMITED



                           By: /s/ Malcolm J. Wright
                              --------------------------------
                           Its: Director
                              --------------------------------
                           Name: Malcolm J. Wright
                              --------------------------------